HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Beta Hedged Strategies Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class C Shares
February 28, 2011

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2010, as supplemented

The following information supplements the section titled “Investment Sub-Advisors to the Underlying Funds” on page 20 of the Prospectus.

Chartwell Investment Partners

Addition of Sub-Advisors

Effective immediately, the Board of Trustees has appointed Chartwell Investment Partners (“Chartwell”) as sub-advisor to the Underlying Funds Trust to manage a portion of the Underlying Funds’ assets.  The appointment of Chartwell does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the sections on pages 30-34 of the Prospectus and pages 27 - 30 of the SAI, describing the sub-advisors to the Underlying Funds, are hereby amended to add the following:

Chartwell Investment Partners

The Advisor has entered into a sub-advisory agreement with Chartwell Investment Partners (“Chartwell”) to manage a portion of the Long/Short Equity Portfolio.  Chartwell is located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, and is a registered investment adviser.  Chartwell provides portfolio management services to individually managed accounts for individuals, including high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, charitable organizations, other corporate entities and state and municipal governments.

Additionally, the following investment advisers no longer serve as sub-advisors to the Underlying Funds.  Please disregard all references to these investment advisers in the Prospectus and SAI.

AlphaStream Capital Management, LLC
Goldberg Advisers, LLC
Osage Energy Partners, L.P.
Zacks Investment Management, Inc.

Please retain this Supplement with your
Prospectus and SAI for future reference.